--------------------------------------------------------------------------------
                                   EXHIBIT 99

For More Information:
Investor contact:  Barbara Bolens  414-438-6940
Media contact:  Carole Herbstreit 414-438-6882

FOR IMMEDIATE RELEASE

BRADY REPORTS RECORD SALES AND EARNINGS IN FISCAL 2005 THIRD QUARTER

MILWAUKEE (May 18, 2005)--Brady Corporation (NYSE: BRC), a world leader in identification solutions, today announced record sales and earnings for its fiscal 2005 third quarter ended April 30, 2005.

         Sales for the quarter were $209.8 million compared to $180.9 million in the third quarter last year, an increase of 16 percent. Acquisitions contributed 13 percent to sales growth, and currency exchange contributed 3 percent, with base sales flat. Regionally, base business in Asia continued to grow with sales up 8 percent, base sales in the Americas were up 1 percent, and base business in Europe declined 3 percent in the quarter.

         Net income for the quarter was $25.0 million compared to $16.4 million in the same quarter last year, and included a $1.2 million benefit from a reduction in tax rate to 29 percent. Earnings per diluted Class A Common Share were $0.50, up 47 percent from $0.34 per share in the fiscal 2004 third quarter.

         Sales for the nine months ended April 30, 2005, rose 25 percent to $606.4 million compared to $485.7 million in the same period last year. Net income for the period was $65.9 million, up 89 percent compared to $34.8 million. Nine-month earnings per share was $1.32 compared to $0.73 per share in the period last year.

         "I am pleased to see the continued improvement in our quality of earnings as reflected by our record profitability," said Brady President and Chief Executive Officer Frank M. Jaehnert. "This is due to disciplined cost control, increasing the profitability of our core business and successfully integrating our recent acquisitions."

         "Globally our third quarter had a sluggish start but ended with a return of modest base business growth in the Americas and Europe and continued strong growth in Asia," said Brady Chief Financial Officer David Mathieson. "As our visibility improves we are increasing our guidance on net income from $78 to $80 million, to $80 to $82 million, and earnings per diluted share from $1.55 to $1.60, to a range of $1.61 to 1.64. We are also narrowing our sales guidance from previously announced $790 to $810 million, to fiscal 2005 sales of $805 to $810 million."

         A webcast of a conference call regarding the company's fiscal 2005 third quarter results will be available at www.investor.bradycorp.com beginning at 9:30 a.m. Central Time today.

         Brady is an international manufacturer and marketer of identification and materials solutions, with products including labels, signs, precision die-cut materials, printing systems, software, and label-application and data-collection systems for electronics, telecommunications, manufacturing, electrical, and a variety of other markets. Founded in 1914, Brady is headquartered in Milwaukee and employs about 4,300 people in operations in the United States, Europe, Asia/Pacific, Latin America and Canada. More information is available on the Internet at www.bradycorp.com.

                                       ###

Information by regional segment for the three and nine months ended April 30, 2005 and 2004 is as follows:



     (Dollars in thousands)                  Americas        Europe         Asia        Corporate and                Total
                                                                                        Eliminations
SALES TO EXTERNAL CUSTOMERS
Three months ended:
   April 30, 2005                            $ 109,058     $  71,452     $  29,256                                $ 209,766
   April 30, 2004                               89,251        69,683        21,920                                  180,854

Nine months ended:
   April 30, 2005                            $ 309,762     $ 206,865     $  89,774                                $ 606,401
   April 30, 2004                              243,539       183,308        58,861                                  485,708

SALES GROWTH INFORMATION
Three months ended April 30, 2005:
    Base                                           0.7%         -2.9%          7.5%                                     0.1%
    Currency                                       1.2%          5.4%          1.8%                                     2.9%
    Acquisitions                                  20.3%          0.0%         24.1%                                    13.0%
      Total                                       22.2%          2.5%         33.4%                                    16.0%

Nine months ended April 30, 2005:
    Base                                           5.9%          3.6%         19.7%                                     6.7%
    Currency                                       1.0%          7.7%          2.7%                                     3.7%
    Acquisitions                                  20.3%          1.5%         30.1%                                    14.4%
      Total                                       27.2%         12.8%         52.5%                                    24.8%

SEGMENT PROFIT (LOSS)
Three months ended:
   April 30, 2005                            $  28,155     $  21,563     $   7,778       $    (905)               $  56,591
   April 30, 2004                               17,656        19,461         6,520          (1,067)                  42,570
      Percentage increase                         59.5%         10.8%         19.3%           15.2%                    32.9%

Nine months ended:
   April 30, 2005                            $  73,966     $  61,296     $  25,397       ($  2,915)               $ 157,744
   April 30, 2004                               41,913        48,256        16,849          (3,037)                 103,981
      Percentage increase                         76.5%         27.0%         50.7%            4.0%                    51.7%

PROFIT RECONCILIATION (Dollars in thousands)

                                                Three months ended:                 Nine months ended:
                                             April 30,        April 30,         April 30,        April 30,
                                                2005            2004              2005             2004
Total profit for reportable segments        $  57,496         $  43,637         $ 160,659         $ 107,018
Corporate and eliminations                       (905)           (1,067)           (2,915)           (3,037)
Unallocated amounts:
    Administrative costs                      (19,288)          (17,474)          (55,526)          (48,074)
    Interest - net                             (1,826)              138            (5,472)              363
    Foreign exchange                             (211)              (35)               35               (12)
    Restructuring charge, net                      --              (455)               --            (2,274)
    Other                                      (1,788)           (1,318)           (3,976)           (2,909)
Income before income taxes                     33,478            23,426            92,805            51,075
Income taxes                                   (8,522)           (7,027)          (26,913)          (16,290)
       Net income                           $  24,956         $  16,399         $  65,892         $  34,785


This news release contains forward-looking information, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information in this release involves risks and uncertainties, including, but not limited to, domestic and international economic conditions and growth rates; fluctuations in currency exchange rates for international currencies versus the U.S. dollar; the successful implementation of a new enterprise-resource-planning system; the ability of the company to acquire, integrate and achieve anticipated synergies from new businesses; the ability of the company to adjust its cost structure to changes in levels of sales and product mix in a timely manner; variations in the economic or political conditions in the countries in which the company does business; technology changes; and the continued availability of sources of supply. Brady cautions that forward-looking statements are not guarantees, since there are inherent difficulties in predicting future results, and that actual results could differ materially from those expressed or implied in forward-looking statements.

                                       ###

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars in Thousands)

                                                                               (Unaudited)
                                              ------------------------------------------------------------------------------

                                                   Three Months Ended April 30,             Nine Months Ended April 30,
                                              --------------------------------------   -------------------------------------
                                                                          Percentage                              Percentage
                                                2005          2004          Change        2005          2004        Change
                                              ---------     ---------     ----------   ---------     ---------    -----------
Net sales                                     $ 209,766     $ 180,854         16.0%    $ 606,401     $ 485,708          24.8%
Cost of products sold                            95,898        86,315         11.1%      282,052       234,533          20.3%
                                              ---------     ---------                  ---------     ---------
   Gross margin                                 113,868        94,539         20.4%      324,349       251,175          29.1%

Operating expenses:
   Research and development                       5,941         6,210         -4.3%       17,744        16,680           6.4%
   Selling, general and administrative           72,384        64,549         12.1%      208,335       181,495          14.8%
   Restructuring charge - net                        --           455                         --         2,274
                                              ---------     ---------                  ---------     ---------
Total operating expenses                         78,325        71,214         10.0%      226,079       200,449          12.8%

Operating income                                 35,543        23,325         52.4%       98,270        50,726          93.7%

Other income and (expense):
   Investment and other income                       36           106       -66.04%          812           385        110.91%
   Interest expense                              (2,101)           (5)     41920.0%       (6,277)          (36)      17336.1%
                                              ---------     ---------                  ---------     ---------

Income before income taxes                       33,478        23,426         42.9%       92,805        51,075          81.7%

Income taxes                                      8,522         7,027         21.3%       26,913        16,290          65.2%
                                              ---------     ---------                  ---------     ---------

Net income                                    $  24,956     $  16,399         52.2%    $  65,892     $  34,785          89.4%
                                              =========     =========                  =========     =========


Per Class A Nonvoting Common Share (1):
   Basic net income                           $    0.51     $    0.35         45.7%    $    1.35     $    0.74          82.4%
   Diluted net income                         $    0.50     $    0.34         47.1%    $    1.32     $    0.73          80.8%
   Dividends                                  $    0.11     $    0.11          0.0%    $    0.33     $    0.32           3.1%

Per Class B Voting Common Share (1):
   Basic net income                           $    0.51     $    0.35         45.7%    $    1.33     $    0.73          82.2%
   Diluted net income                         $    0.50     $    0.34         47.1%    $    1.31     $    0.72          81.9%
   Dividends                                  $    0.11     $    0.11          0.0%    $    0.31     $    0.30           3.3%

Weighted average common shares outstanding
(in Thousands) (1):
Basic                                            49,177        47,336                     48,872        47,101
Diluted                                          50,192        47,998                     49,754        47,683

(1) Restated for two-for-one stock split, accounted for as a dividend, effective December 31, 2004

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

                                                                             (Unaudited)
                                                                   ------------------------------
                                                                   APRIL 30, 2005   JULY 31, 2004
                                                                   --------------   -------------
                                  ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                         $  70,287         $  65,218
   Short term investments                                               16,200             5,150
   Accounts receivable, less allowance for losses ($3,899 and          119,301           105,322
       $3,869, respectively)
   Inventories:
      Finished Products                                                 37,102            29,616
      Work-in-process                                                    9,744             6,550
      Raw materials and supplies                                        20,193            16,765
                                                                     ---------         ---------
          Total inventories                                             67,039            52,931
   Prepaid expenses and other current assets                            24,226            23,302
                                                                     ---------         ---------

          TOTAL CURRENT ASSETS                                         297,053           251,923

OTHER ASSETS:
   Goodwill                                                            314,589           275,897
   Other Intangible assets                                              60,557            45,879
   Other                                                                43,668            34,526
                                                                     ---------         ---------

          TOTAL OTHER ASSETS                                           418,814           356,302

Property, plant and equipment:
   Cost:
       Land                                                              6,451             6,242
       Buildings and improvements                                       64,760            58,850
       Machinery and equipment                                         156,490           153,467
       Construction in progress                                          5,646             1,468
                                                                     ---------         ---------

                                                                       233,347           220,027
   Less accumulated depreciation                                       138,507           133,922
                                                                     ---------         ---------

          NET PROPERTY, PLANT AND EQUIPMENT                             94,840            86,105
                                                                     ---------         ---------

TOTAL                                                                $ 810,707         $ 694,330
                                                                     =========         =========

                 LIABILITIES AND STOCKHOLDERS' INVESTMENT

CURRENT LIABILITIES:
   Accounts payable                                                  $  36,914         $  38,533
   Wages and amounts withheld from employees                            38,809            41,872
   Taxes, other than income taxes                                        5,810             3,852
   Accrued income taxes                                                 24,419            12,399
   Other current liabilities                                            26,316            23,529
   Short-term borrowings and current maturities on
    long-term debt                                                          11                32
                                                                     ---------         ---------

          TOTAL CURRENT LIABILITIES                                    132,279           120,217

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                         150,028           150,019

OTHER LIABILITIES                                                       36,857            20,779
                                                                     ---------         ---------

          TOTAL LIABILITIES                                            319,164           291,015

STOCKHOLDERS' INVESTMENT:
Common stock:
   Class A nonvoting common stock - Issued and outstanding,
        45,735,249 and 44,690,798 shares, respectively                     457               447
   Class B voting common stock - Issued and outstanding
        3,538,628 shares                                                    35                35
   Additional paid-in capital                                           94,855            72,625
   Income retained in the business                                     372,231           322,224
   Treasury Stock - 117,245 and 69,314 shares,
        respectively, at cost                                           (2,134)           (1,074)
   Accumulated other comprehensive income                               26,140             9,340
   Other                                                                   (41)             (282)
                                                                     ---------         ---------

          TOTAL STOCKHOLDERS' INVESTMENT                               491,543           403,315
                                                                     ---------         ---------

TOTAL                                                                $ 810,707         $ 694,330
                                                                     =========         =========

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in Thousands)

                                                                            (Unaudited)
                                                                         Nine Months Ended
                                                                             April 30
                                                                       2005             2004
                                                                     --------         --------
Operating activities:
Net income                                                           $ 65,892         $ 34,785
Adjustments to reconcile net income to net cash provided
by operating activities:
  Depreciation and amortization                                        19,991           14,654
  Income tax benefit from the exercise of stock options                 4,747            2,134
  Loss on sale or disposal of property, plant & equipment                 599              111
  Provision for losses on accounts receivable                             980            1,116
  Non-cash portion of stock-based compensation expense                  3,101              791
  Net restructuring charge accrued liability                               --            2,178
  Changes in operating assets and liabilities
  (net of effects of business acquisitions):
     Accounts receivable                                               (5,099)         (14,216)
     Inventory                                                         (8,423)          (4,677)
     Prepaid expenses and other assets                                   (979)            (144)
     Accounts payable and accrued expenses                             (9,170)           2,470
     Income taxes                                                       7,753            7,452
     Other liabilities                                                  3,491              828
                                                                     --------         --------
        Net cash provided by operating activities                      82,883           47,482

Investing activities:
  Acquisition of businesses, net of cash acquired                     (49,397)         (30,728)
  Purchases of short-term investments                                 (37,000)         (28,050)
  Sales of short-term investments                                      25,950           26,680
  Purchases of property, plant and equipment                          (14,411)         (10,616)
  Proceeds from sale of property, plant and equipment                     288              281
  Other                                                                (1,188)          (1,358)
                                                                     --------         --------
        Net cash used in investing activities                         (75,758)         (43,791)

Financing activities:
  Payment of dividends                                                (15,885)         (14,854)
  Proceeds from issuance of common stock                               14,635           10,745
  Principal payments on debt                                          (83,046)          (1,563)
  Proceeds from debt                                                   83,000               --
  Purchase of treasury stock                                               --             (564)
                                                                     --------         --------
        Net cash used in financing activities                          (1,296)          (6,236)
Effect of exchange rate changes on cash                                  (760)           4,918

Net increase in cash and cash equivalents                               5,069            2,373
Cash and cash equivalents, beginning of period                         65,218           64,208
                                                                     --------         --------

Cash and cash equivalents, end of period                             $ 70,287         $ 66,581
                                                                     ========         ========

Supplemental disclosures:
Cash paid during the period for:
  Interest                                                           $  4,051         $     73
  Income taxes, net of refunds                                         12,982            5,616
Acquisitions:
Fair value of asset acquired, net of cash                            $ 35,971         $ 14,784
Liabilities assumed                                                   (18,212)          (8,916)
Goodwill                                                               31,638           24,860
                                                                     --------         --------
Net cash paid for acquisitions                                       $ 49,397         $ 30,728
                                                                     ========         ========